Exhibit 99.5

GUARANTY

1.             As an inducement for and in consideration of any loan(s), lease(s), or other financial accommodation(s) of even date herewith granted to Homestead Property Holdings, LLC and Homestead Nursing, LLC (hereinafter collectively called “Obligor”), by SQUARE 1 BANK  (hereinafter, together with its successors and assigns, called “Lender”), the undersigned, AdCare Health Systems, Inc., (hereinafter called “Guarantor”), hereby, jointly and severally if more than one, unconditionally guarantees the full and prompt payment, observance and performance when due, whether at the stated time, by acceleration or otherwise, of all obligations of Obligor to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Guaranty, and whether now or hereafter existing, or due or to become due, including without limitation, the following:

(a)           Any and all amounts owed by Obligor under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Term Note of even date herewith, in the original aggregate principal sum of Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000.00) (the “Note”), with interest thereon according to the provisions thereof, and all obligations of Obligor thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

(b)           All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys’ fees and other legal expenses) by Lender pursuant to or in connection with the Note or any agreements and other documents in connection therewith plus applicable interest on such sums, expenses or costs; and

(c)           Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above; and

(d)           Any and all other indebtedness, obligations and liabilities of any kind, of Obligor to Lender, now or hereafter existing, absolute or contingent, joint and/or several, due or not due, secured or unsecured, arising by operation of law or otherwise, direct or indirect, including without limitation indebtedness, obligations and liabilities of Obligor to Lender as a member of any partnership, syndicate or association or other group and whether incurred by Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise, and any obligations which give rise to an equitable remedy for breach of performance if such breach gives rise to an obligation by Obligor to pay Lender.

2.             All of the obligations described in paragraph 1, above, shall be referred to hereafter as the “Liabilities”.  In the event any of the Liabilities shall not be paid or performed according to their terms, Guarantor, shall immediately pay, perform or cause the performance of the same, this Guaranty being a guarantee of full payment and performance and not of collectibility and in no way conditional or contingent.  This Guaranty is an absolute, unconditional and continuing guarantee the Guarantor being jointly and severally liable with the Obligor and is in no way conditioned upon any requirement that Lender first attempt to collect payment or seek performances of any of the Liabilities from Obligor or any other obligor or guarantor, or resort to any other security or other means of obtaining payment or performance of any of the Liabilities, or upon any other contingency whatsoever.

3.             Guarantor further agrees to pay all expenses (including reasonable attorneys’ fees and legal expenses) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing or defending this Guaranty, whether or not a lawsuit is commenced.

4.             Guarantor represents and warrants that Guarantor is either financially interested in Obligor or will receive other material economic benefits as a result of any loan(s), leases(s) or other financial accommodation(s) made or granted to Obligor by Lender from time to time.  Guarantor further represents and warrants that Guarantor is willing to enter into this Guaranty as a material inducement to Lender to extend loan(s) or other financial accommodation(s), or to enter into lease(s), from time to time to or with Obligor, and acknowledges that Lender would not be willing to extend any such loan(s) or other financial accommodation(s) or enter into such lease(s) absent this Guaranty.  In any community property state, if Guarantor is married, Guarantor’s promise is made for the benefit of Guarantor’s marital community.

5.             Guarantor agrees that the occurrence of any of the following events shall constitute a default under this Guaranty:  (a) the failure of Guarantor to perform or observe any obligation under this Guaranty or (b) the death, incompetency, dissolution or insolvency of Obligor or Guarantor or any other guarantor of any of the Liabilities, or (c) the inability of Obligor or Guarantor or any other guarantor of any of the Liabilities to pay debts as they mature, or (d) an assignment by Obligor or Guarantor or any other guarantor of any of the Liabilities for the benefit of creditors, or (e) the institution of any proceeding by or against Obligor or Guarantor or any other guarantor of any of the Liabilities (under the Bankruptcy Code or otherwise) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for itself or for all or a substantial part of its property unless such petition and the case or proceeding initiated thereby are dismissed within thirty (30) days from the date of such filing, or (f) the institution by Guarantor or any other person or entity of any liquidation, dissolution or reorganization proceedings with respect to Guarantor, or (g) the default by Obligor under any other agreement or document concerning or relating to the Liabilities, or (h) the default by Guarantor under the terms of any other obligation of Guarantor to Lender, or (i) any representation or warranty contained herein or in any other document delivered by or on behalf of Guarantor or Obligor to Lender shall be false or misleading in any material respect, or (j) there shall be a material default or event of default under any other agreement or document securing or guaranteeing any of the obligations secured by this Guaranty. Upon and after the occurrence of a default hereunder, the Liabilities shall be automatically accelerated and shall become immediately due and payable by Guarantor, or Guarantor’s successor or estate, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Guarantor.

6.             Guarantor further agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment to or for the benefit of Lender of the Liabilities, or any part thereof, is rescinded or must otherwise be returned by Lender due to the insolvency, bankruptcy or reorganization of Obligor or otherwise, all as though such payment to or for the benefit of Lender had not been made.

7.             Lender may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, instruments or moneys of Guarantor in the possession or control of Lender for any purpose.

8.             This Guaranty shall be a continuing, absolute and unconditional guaranty of payment and performance and not of collectibility and shall remain in full force and effect as to Guarantor, subject to discontinuance only as follows:  Guarantor, or any person duly authorized and acting on behalf of Guarantor, may give written notice to Lender of discontinuance of this Guaranty, but no such notice shall be effective in any respect until it is actually received by Lender and no such notice shall affect or impair the obligations hereunder of Guarantor with respect to any Liabilities existing at the date of receipt of such notice by Lender (or any Liabilities required or permitted to be advanced by Lender on or after such date), or for renewals or extensions of such Liabilities made after Lender receives Guarantor’s notice, or any interest thereon or any expenses paid or incurred by Lender in endeavoring to collect such Liabilities, or any part thereof, or in enforcing this Guaranty against Guarantor.  Any such notice of discontinuance by or on behalf of any Guarantor shall not affect, impair or release the obligations hereunder of any other guarantor with respect to any of the Liabilities.

9.             Guarantor hereby agrees to provide Lender, upon filing, or as appropriate, a certified copy of Guarantor’s most recent federal tax return, and within ninety (90) days of its fiscal year end, a compiled financial statement prepared in accordance with generally accepted accounting principles, and concurrently therewith a certificate to the effect that such Guarantor is not aware of any condition or event which constitutes a default under this Guaranty, or under any notes or other obligations of Guarantor or which, with the mere passage of time or notice, or both, would constitute a default under this Guaranty.

10.           Lender may at any time and from time to time, without the consent of, or notice to, Guarantor, and without affecting, impairing or releasing the obligations of Guarantor hereunder, do any or all of the following:  (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligations hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Liabilities, (c) renew, extend (including extensions beyond the original term), modify, alter, change the interest rate of, release or discharge any of the Liabilities, (d) settle, release or compromise any liability of any other guarantor of any of the Liabilities or any liability of any nature of any other party or parties with respect to the Liabilities or any security therefor, (e) accept partial payments of the Liabilities, (f) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Liabilities and any property securing any of the Liabilities, (g) consent to the transfer of any property securing any of the Liabilities, (h) resort to Guarantor for payment of any of the Liabilities, whether or not Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other guarantor or any other party primarily or secondarily liable on any of the Liabilities, (i) make any other changes in its agreements with Obligor, and (j) stop lending money or extending other credit to Obligor.

11.           Any amount received by Lender from whatsoever source and applied by it to the payment of the Liabilities may be applied in such order of application as Lender may from time to time elect.

12.           Guarantor is now adequately informed of Obligor’s financial condition, and Guarantor agrees to keep so informed.  Guarantor agrees that Lender has no obligation to provide Guarantor with any present or future information concerning the financial condition of Obligor.  Guarantor has not relied on financial information furnished by Lender in deciding to execute this Guaranty.

13.           Guarantor hereby agrees that any debt of Obligor to Guarantor is expressly subordinate to the right of Lender to payment of the Liabilities, and that Lender shall be entitled to full payment of all of the Liabilities prior to the exercise by Guarantor of any rights to payment or performance of any debt which the Obligor may owe Guarantor.  Guarantor assigns to Lender all rights Guarantor may have in any proceeding under the Federal Bankruptcy Code or any receivership or insolvency proceeding of Obligor, including all rights of Guarantor to be paid by Obligor.  This assignment does not prevent Lender from enforcing Guarantor’s obligations hereunder in any way.

14.           Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all defenses based on suretyship or impairment of collateral, and (f) all events and circumstances which might otherwise constitute a defense or discharge of the obligations of Obligor, Guarantor or any other guarantor.  Guarantor shall not be released or discharged, either in whole or in part, by Lender’s failure to perfect, delay in perfection or failure to continue the perfection of any security interest in any property that secures any of the Liabilities or any obligation of Guarantor hereunder, or to protect the property covered by any such security interest.

15.           Lender may, without notice to Guarantor or Obligor of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.  Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender as to so much of the Liabilities as it has not sold, assigned, or transferred.

16.           No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

17.           No action of Lender permitted hereunder shall in any way affect, impair or release this Guaranty.

18.           For purposes of this Guaranty, Liabilities shall include all obligations of Obligor to Lender stated herein, notwithstanding any right or power of Obligor or anyone else to assert any claim or defense as to the payment or performance of such Liabilities, and no such claim or defense shall affect, impair or release the obligations of Guarantor hereunder.

19.           This Guaranty shall be binding upon Guarantor and the heirs, legal representatives, successors and assigns of Guarantor.  If more than one party shall execute this Guaranty, the term “Guarantor” shall mean all parties executing this Guaranty, and all such parties shall be jointly and severally obligated hereunder.

20.           As further consideration for the loan(s), lease(s), or other financial accommodation(s) by Lender to Obligor and as a material inducement to Lender to make or enter into the loan(s), lease(s), or other financial accommodation(s) and accept this Guaranty, and notwithstanding anything to the contrary contained in this Guaranty or any other document delivered in connection with this Guaranty, Guarantor hereby irrevocably waives, disclaims and relinquishes any and all claims, rights or remedies which Guarantor may now have or hereafter acquire against Obligor that arise in connection with this Guaranty and/or the performance by Guarantor hereunder, including without limitation any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Obligor or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

21.           All notices pursuant to this Guaranty shall be in writing and shall be directed to the addresses set forth herein or such other address as may be specified in a notice given in accordance with the requirements of this paragraph.  Except as otherwise specifically provided herein, notices shall be deemed to be given three (3) days after mailing by certified or registered mail, return receipt requested, or one (1) business day after deposit with a recognized overnight courier, or when personally delivered to and received at the required address.

22.           In the event any provision contained in this Guaranty is invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

23.          THE GUARANTOR HEREBY WAIVES THE RIGHT TO REQUIRE THE HOLDER OF THE OBLIGATIONS HEREBY GUARANTEED TO TAKE ACTION AGAINST THE DEBTOR AS PROVIDED IN O.C.G.A. § 10-7-24.

24.          THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF NORTH CAROLINA  AND/OR OHIO, EXCEPT AND ONLY TO THE EXTENT OF PROCEDURAL MATTERS RELATED TO THE PERFECTION AND ENFORCEMENT OF LENDER’S RIGHTS AND REMEDIES AGAINST THE REAL AND PERSONAL PROPERTY COLLATERAL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARKANSAS.  HOWEVER, IN THE EVENT THAT THE ENFORCEABILITY OR VALIDITY OF ANY PROVISION OF THIS

AGREEMENT IS CHALLENGED OR QUESTIONED, SUCH PROVISION SHALL BE GOVERNED BY WHICH WHICHEVER APPLICABLE STATE OR FEDERAL LAW WOULD UPHOLD OR WOULD ENFORCE SUCH CHALLENGED OR QUESTIONED PROVISION.  THE LOAN TRANSACTION WHICH IS EVIDENCED BY THIS AGREEMENT HAS BEEN APPLIED FOR, CONSIDERED, APPROVED AND MADE, AND ALL NECESSARY LOAN DOCUMENTS HAVE BEEN ACCEPTED BY LENDER IN THE STATE OF NORTH CAROLINA.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date written below.

October 13, 2011	AdCare Health Systems, Inc.

	By:	/s/ Christopher F. Brogdon
Address of Guarantor:	Christopher F. Brogdon,
Vice Chairman and Chief Acquisition Officer
3050 Peachtree Rd NW, Suite 355
Atlanta, GA 30305